Income taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes

15. Income taxes

As at December 31, 2023, and December 31, 2022, the Company had no accrued interest and penalties related to uncertain tax positions. The income tax provision differs from the amount of income tax determined by applying the U.S. federal tax rate of 21.0% (December 31, 2022 – 21.0%) to pretax loss from operations for the periods ended December 31, 2023 and December 31, 2022:

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2023	2022

(Loss) income before income taxes	$(10,843,949)	$898,591
Expected income tax (recovery) expense	(2,277,229)	188,704
Change in estimates in respect of prior periods	(340,768)	(41,351)
Change in tax rate	-	133,687
Change in fair value of derivative liability	(495,605)	(3,296,242)
State and local taxes, net of federal benefit	463,643	(709,272)
Loss (gain) on debt settlement	124,154	-
Other	(75,605)	308
Change in valuation allowance	5,190,000	3,724,166
Total	$2,588,590	$-

The components of deferred tax assets and liabilities are as follows:

	December 31,	December 31,
	2023	2022

Deferred tax assets:
Net operating loss carryforwards	$15,583,299	$10,291,114
Mining interests	7,000,260	8,391,938
EPA liabilities	2,565,870	2,068,062
Stream debenture	13,903,560	-
Lease liabilities	113,990	-
Other deferred tax assets	993,979	851,563
Total deferred tax assets	40,160,958	21,602,677
Valuation allowance	(29,214,112)	(21,501,015)
Total deferred tax assets	10,946,846	101,662
Deferred tax liabilities:
Deferred revenue	(12,526,577)	-
Convertible debentures	(615,508)	-
Right of use assets and lease obligations	(167,506)	-
Equipment	(224,553)	-
Unrealized foreign exchange gain	(1,292)	(101,662)
Total deferred tax liabilities	(13,535,436)	(101,662)
Net deferred tax liabilities	$(2,588,590)	$-

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As of December 31, 2023 and December 31, 2022, the Company has an unused net operating loss carryforward balance of $58,145,638 and $40,227,950, respectively, that is available to offset future taxable income. The net operating loss carryforwards generated before 2018 expire between 2031 and 2037. The losses generated in 2018 and later tax years do not expire.

The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

The Company incurred $2,588,590 of income tax expense for the year ended December 31, 2023 and incurred no income tax expense for the year ended December 31, 2022. The Company’s effective income tax rate for 2023 was -23.4% compared to 0.0% for 2022. The effective tax rate during 2023 differed from the statutory rate primarily due to the income tax treatment of the Stream proceeds as deferred revenue compared to its treatment as debt under U.S. GAAP and due to changes in the valuation allowance established to offset net deferred tax assets.

The tax years that remain subject to examination by major taxing jurisdictions are those for the years ended December 31, 2015 through 2023.